EXHIBIT 99.14

Registration Rights Agreement

This Registration Rights Agreement (the "Agreement") is made and entered into as of September 2, 2008 (the "Closing Date") by and among ABC Funding, Inc., a Nevada corporation (the "Company") and Voyager Gas Holdings, L.P., a Texas limited partnership (the “Shareholder”) and CIT Capital USA Inc., a Delaware corporation (“CIT”).

R e c i t a l s:

A. Pursuant to the Stock Purchase and Sale Agreement, dated as of May 22, 2008, by and among the Company, the Shareholder and Voyager Gas Corporation, as amended (the "Stock Purchase Agreement"), the Shareholder has acquired from the Company 10,000 shares of Series D preferred stock, par value $0.001, per share (as defined below), convertible into 17,500,000 shares of common stock, par value $0.001 per share.

B. Pursuant to the Warrant dated as of September 2, 2008, CIT acquired a warrant exercisable for 24,199,996 shares of Common Stock.

C. The Company and the Holders desire to set forth the registration rights to be granted by the Company to the Holders.

Now, Therefore, in consideration of the mutual promises, representations, warranties, covenants, and conditions set forth herein, the parties mutually agree as follows:

A g r e e m e n t:

1.           Certain Definitions.  As used in this Agreement, the following terms shall have the following respective meanings:

"Blackout Period" means, with respect to a registration, a period in each case commencing on the day immediately after the Company notifies the Holders that the Holders are required, pursuant to Section 4(f), to suspend offers and sales of Registrable Securities during which the Company, in the good faith judgment of its Board of Directors, determines (because of the existence of, or in anticipation of, any acquisition, financing activity, or other transaction involving the Company, or the unavailability for reasons beyond the Company's control of any required financial statements, disclosure of information which is in its best interest not to publicly disclose, or any other event or condition of similar significance to the Company) that the registration and distribution of the Registrable Securities to be covered by such registration statement, if any, would be seriously detrimental to the Company and its shareholders and ending on the earlier of (1) the date upon which the material non-public information commencing the Blackout Period is disclosed to the public or ceases to be material and (2) such time as the Company notifies the selling Holders that the Company will no longer delay such filing of the Registration Statement, recommence taking steps to make such Registration Statement effective, or allow sales pursuant to such Registration Statement to resume; provided, however, that (a) the Company shall limit its use of Blackout Periods, in the aggregate, to 60 Trading Days in any 12-month period, (b) no Blackout Period may commence sooner than 60 days after the end of a prior Blackout Period; (c) there may be no more than three Blackout Periods in a year and (d) a Blackout Period shall not apply to the Holders unless it also applies to the Company, its officers and directors and all other shareholders of the Company and all other holders of registration rights with respect to any securities of the Company.

"Business Day" means any day of the year, other than a Saturday, Sunday, or other day on which the Commission is required or authorized to close.

“CIT Holders” means CIT Capital USA, Inc. and any and all successors and Permitted Assignees of the CIT Holders, who acquire rights in accordance with this Agreement with respect to the Registrable Securities directly or indirectly from VGH Holders, including from any Permitted Assignee.

"Closing Date" shall have the same meaning as under the Stock Purchase Agreement.

"Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

"Common Stock" means the common stock, $.001 par value per share, of the Company and any and all shares of capital stock or other Equity Securities of: (i) the Company which are added to or exchanged or substituted for the Common Stock by reason of the declaration of any stock dividend or stock split, the issuance of any distribution or the reclassification, readjustment, recapitalization, or other such modification of the capital structure of the Company; and (ii) any other corporation, now or hereafter organized under the laws of any state or other governmental authority, with which the Company is merged, which results from any consolidation or reorganization to which the Company is a party, or to which is sold all or substantially all of the shares or assets of the Company, if immediately after such merger, consolidation, reorganization, or sale, the Company or the stockholders of the Company own Equity Securities having in the aggregate more than 50% of the total voting power of such other corporation.

"Equity Securities" means (i) any Common Stock, (ii) any security convertible, with or without consideration, into any Common Stock (including the Preferred Stock or any option to purchase any convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock including the Warrant, or (iv) any such warrant or right.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

"Family Member" means (a) with respect to any individual, such individual's spouse, any descendants (whether natural or adopted), any trust all of the beneficial interests of which are owned by any of such individuals or by any of such individuals together with any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, the estate of any such individual, and any corporation, association, partnership, or limited liability company all of the equity interests of which are owned by those above described individuals, trusts, or organizations and (b) with respect to any trust, the owners of the beneficial interests of such trust.

"Form S-1" means a registration statement on Form S-1 or such other forms of registration statement under the Securities Act as in effect on the date of the filing of a registration statement hereunder.

“Holders” means, collectively, the VGH Holders and the CIT Holders.”

"Inspector" means any attorney, accountant, or other agent retained by a Holder for the purposes provided in Section 4(j).

“Liquidated Damages” means monetary damages as calculated in accordance with Section 3(c)(2) hereof.

"Permitted Assignee" means (a) with respect to a partnership, its partners or former partners, (b) with respect to a corporation, its shareholders in accordance with their interest in the corporation, (c) with respect to a limited liability company, its members or former members, (d) with respect to an individual party, any Family Member of such party, (e) an entity that is controlled by, controls, or is under common control with a transferor, or (f) a party to this Agreement.

"Preferred Stock" means the Series D Preferred Stock, $.001 par value per share, of the Company, and any and all shares of capital stock or other Equity Securities of: (i) the Company which are added to or exchanged or substituted for the Preferred Stock by reason of the declaration of any stock dividend or stock split, the issuance of any distribution or the reclassification, readjustment, recapitalization, or other such modification of the capital structure of the Company; and (ii) any other corporation, now or hereafter organized under the laws of any state or other governmental authority, with which the Company is merged, which results from any consolidation or reorganization to which the Company is a party, or to which is sold all or substantially all of the shares or assets of the Company, if immediately after such merger, consolidation, reorganization, or sale, the Company or the stockholders of the Company own Equity Securities having in the aggregate more than 50% of the total voting power of such other corporation.

“register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

"Registrable Securities" means (i) the Common Stock or the Preferred Stock, whichever has been issued to the VGH Holders pursuant to the Stock Purchase Agreement and which the VGH Holders hold at the time of the filing of the Registration Statement, and if shares of Preferred Stock have been issued to the VGH Holders pursuant to the Stock Purchase Agreement, the term “Registrable Securities” shall also include all shares issued on account of the Preferred Stock, including without limitation, by virtue of conversion, exchange, or distribution, and (ii) all Warrant Shares (assuming on the date of determination the Warrants are exercised in full without regard to any exercise limitations therein), (iii) any additional shares of Common Stock issuable in connection with any anti-dilution provisions in the Warrant (in each case, without giving effect to any limitations on conversion set forth in the Warrant) and (iv) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; excluding, however (A) any Registrable Securities that have been publicly sold pursuant to Rule 144 under the Securities Act or otherwise; (B) any Registrable Securities sold by a person in a transaction pursuant to a registration statement filed under the Securities Act; or (C) any Registrable Securities that are at the time subject to an effective registration statement under the Securities Act.

"Registration Default Date" means the date that is 180 days after the Closing Date.

"Registration Default Period" means the period following the Registration Default Date during which any Registration Event occurs and is continuing.

"Registration Statement" means the registration statement required to be filed by the Company pursuant to Section 3(a).

“Rule 144 Date” means, with respect to a particular Holder, the date on which such Holder becomes eligible to sell any Registrable Securities pursuant to Rule 144.

"SEC Effective Date" means the date the Registration Statement is declared effective by the Commission.

"SEC Guidance" means (i) any publicly-available written or oral requirements of the Commission staff, (ii) any specific requirements of the Commission with respect to the registration of the sale of the Registrable Securities (subject to the proviso set forth in section 3(b), and (iii) the Securities Act.

"Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute promulgated in replacement thereof, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

"Trading Day" means a day on whichever (a) the national securities exchange, (b) the Nasdaq Stock Market, or (c) such other securities market, in any such case which at the time constitutes the principal securities market for the Common Stock, is open for general trading of securities.

"VGH Holders" means the Shareholder, Voyager Gas Holdings, L.P., and any and all successors and Permitted Assignees of the VGH Holders, who acquire rights in accordance with this Agreement with respect to the Registrable Securities directly or indirectly from VGH Holders, including from any Permitted Assignee.

“Warrant” means that certain warrant granted to CIT on the Closing Date.

“Warrant Shares” means shares of Common Stock issuable to CIT upon the exercise of the Warrant.

2.           Term.  This Agreement shall continue in full force and effect until there are no Registrable Securities, unless terminated sooner hereunder.

3.           Registration.

(a)           Registration on Form S-1.  Within 90 days following the Closing Date, the Company shall file with the Commission a registration statement on Form S-1 relating to the resale by the Holders of all of the Registrable Securities and the Company shall be obligated, upon the request of the Holders to effect an underwritten offering of the Registrable Securities;  provided, however, that the Company shall not be obligated to effect any such registration prior to the end of the Lock-Up Period as set forth in Section 11 hereof;  provided, further, that the Company shall not be obligated to effect any such registration or qualification pursuant to this Section 3(a), or, in the case of subpart (i) immediately following, keep such registration effective pursuant to Section 4:  (i) in any particular jurisdiction in which the Company would be required to qualify to do business as a foreign corporation or as a dealer in securities under the securities or blue sky laws of such jurisdiction or to execute a general consent to service of process in effecting such registration, qualification, or compliance, in each case where it has not already done so; or (ii) during any Blackout Period.

(b)           Allocation of Registrable Securities.  If the Company must reduce the number of Registrable Securities that can be included in a particular registration statement to comply with SEC Guidance (provided that, the Company shall in good faith use its reasonable best efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation effectively registering Registrable Securities from time to time as occurs the elimination of the SEC’s reasons and concerns for such reduction(s)) then the number of Registrable Securities included in such registration statement at such time shall be reduced pro rata based on the total number of unregistered Registrable Securities held by the VGH Holders and the CIT Holders.

(c)           Damages Upon Registration Event.  This Section 3(c) only applies as set forth below provided, however, that nothing in this Section 3(c) shall take away, or impair in any way the availability to the Holders of any other legal or equitable remedies for the occurrence of a Registration Event (as defined below):

(1)           During the period before a Holder is eligible to sell its Registrable Securities pursuant to Rule 144 under the Securities Act if (i) the Registration Statement required to be filed pursuant to Section 3(a) above is not declared effective by the Commission by the Registration Default Date as to all Registrable Securities of such Holder, or (ii) after the SEC Effective Date, the Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or, (iii) if such Holder, unless it expressly approves in writing, is not permitted to utilize the prospectus therein to resell its Registrable Securities for more than 15 consecutive calendar days or more than an aggregate of 25 calendar days during any 12-month period (which need not be consecutive calendar days; provided that such number of days shall not include Blackout Periods or the 5 calendar days following the filing of any Form 8-K, Form 10-Q or Form 10-K, or other comparable form, for purposes of filing a post-effective amendment to any registration statement that is not on Form S-1) (any such failure or breach being referred to as a “Registration Event”, and for purposes of clause (i) the date on which such Registration Event occurs, or for purposes of clause (iii) the date on which such Blackout Period or 15 or 25 calendar day period, as applicable, is exceeded being referred to as “Registration Event Date”), then in addition to any other rights such Holder may have hereunder or under applicable law, on either such Registration Event Date, the Company shall deliver to (X) the VGH Holders on a pro rata basis, as partial liquidated damages and not as a penalty, cash, in the aggregate equal to two percent (2%) of the product of (A) $.40 and (B) the number of Registrable Securities held by all the VGH Holders on such date (Y) the CIT Holders on a pro rata basis, as partial liquidated damages and not as a penalty, cash, in the aggregate equal to 0.8855% of the product of (A) $.35 and (B) the number of Registrable Securities held by all the CIT Holders on such date.

(2)           If, on the first ninety (90) day anniversary of the first Registration Event Date, the applicable Registration Event shall not have been cured, the Company shall deliver to (i) the VGH Holders on a pro rata basis, as partial liquidated damages, and not as a penalty, cash, in the aggregate amount equal to three percent (3%) of the product of (A) $.40 and (B) the number of Registrable Securities held by all the VGH Holders on such ninety (90) day anniversary date and (ii) the CIT Holders on a pro rata basis, as partial liquidated damages and not as a penalty, cash, in the aggregate equal to 2.48% of the product of (A) $.35 and (B) the number of Registrable Securities held by all the CIT Holders on such date (“Liquidated Damages”).

(3)           After the Rule 144 Date of a Holder, the Company shall not be obligated to pay Liquidated Damages to such Holder upon the occurrence of subsequent Registration Events, with the following exceptions:

(A)           if the Company becomes eligible to use Form S-3, then within ninety (90) days following the date of such eligibility, the Company shall, upon the written request of either (i) VGH Holders holding a majority of the Registrable Securities held by all VGH Holders or (ii) CIT Holders holding a majority of the Registrable Securities held by all CIT Holders (each a “Shelf Demand”), file with the Commission a registration statement on Form S-3 relating to the resale by all Holders of all of the Registrable Securities and if such registration statement on Form S-3 does not become effective within 180 days after receipt by the Company of such Shelf Demand, then the Company shall pay the holders Liquidated Damages and shall pay additional Liquidated Damages on each ninety (90) day anniversary thereof; and

(B)           if the percentage of outstanding shares of Common Stock held by the VGH Holders falls below 20%, and a Registration Event is continuing, Company shall deliver to the VGH Holders as partial liquidated damages, and not as a penalty, cash, in the aggregate amount equal to three percent (3%) of the product of (A) $.40 and (B) the number of Registrable Securities held by the VGH Holders on such ninety (90) day anniversary date; and

(C)           if the percentage of outstanding shares of Common Stock held by the CIT Holders falls below 20%, and a Registration Event is continuing, the Company shall deliver to the CIT Holders as partial liquidated damages, and not as a penalty, cash, in the aggregate amount equal 2.48% of the product of (A) $.35 and (B) the number of Registrable Securities held by all the CIT Holders on such ninety (90) day anniversary date.

Amounts payable as Liquidated Damages to each Holder hereunder with respect to each share of Registrable Securities shall cease when such Holder no longer holds such share of Registrable Securities or when such Holder is eligible to sell Holder’s Registrable Securities without volume or manner of sale restrictions pursuant to Rule 144 under the Securities Act, as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holders.

The foregoing provisions of this Section 3(c) notwithstanding, the Company and the CIT Holders agree that the Company shall not be liable for liquidated damages under this Agreement with respect to any unexercised Warrants or Warrant Shares.

(c)           Piggy-back Registration Rights.   The Company covenants and agrees that in the event that prior to the filing of any registration statement required to be filed pursuant to Section 3(a) above, the Company proposes to file a registration statement under the Securities Act with respect to shares of Common Stock (other than pursuant to registration statements on Form S-4 or Form S-8 or any successor or similar forms), whether or not for its own account, then the Company shall give written notice of such proposed filing to the Holders promptly (and in any event at least twenty (20) days before the anticipated filing date).  Such notice shall offer to the Holders the opportunity to include in such registration statement such number of Registrable Securities as the Holders may request.  The Company shall direct and use its reasonable best efforts to cause the managing underwriter of a proposed underwritten offering to permit the Holders to include such Registrable Securities in the proposed offering and the Company shall use its reasonable best efforts to include such Registrable Securities in such proposed offering on the same terms and conditions as any similar securities of the Company included therein.  If the offering of which the Company gives notice is a public offering involving an underwriter, the right of the Holders to registration pursuant to this Section 3(c) shall be conditioned upon (i) such Holder’s participation in such underwriting and the inclusion of the Registrable Securities to be sold by such Holder in the underwriting and (ii) such Holder executing an underwriting agreement entered into by the Company which includes customary terms and conditions relating to sales by shareholders.  The Holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and any other agreement on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holders of Registrable Securities.  Any such Holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, such Holder’s Registrable Securities and such Holder’s intended method of distribution and any other representation required by law.  The foregoing notwithstanding, in the case of a firm commitment offering on underwriting terms appropriate for such a transaction, if any such managing underwriter of nationally recognized standing shall advise the Company and the Holders in writing that, in its opinion, the distribution of all or a specified portion of the Registrable Securities requested to be included in the registration concurrently with the securities being registered by the Company would materially adversely affect the price of such securities by increasing the aggregate amount of the offering in excess of the maximum amount of securities which such managing underwriter believes can reasonably be sold in the contemplated distribution, then the securities to be included in a registration which is a primary underwritten offering on behalf of the Company then the following shall be the priority of inclusion of shares in such offering:

i.	First: the Company shall be permitted to include all shares that it intended to offer, subject to reduction by the underwriter;

ii.
Second: if the Company is able to include all of the shares that it intends to offer, then the VGH Holders and the CIT Holders shall be permitted to include the number of their shares that they request to be included, subject to reduction by the underwriter pro rata based on the total number of Registrable Securities that they request to be included;

iii.
Third: if the Holders are permitted to include all of the shares that they request to be included, then other holders of registration rights, if any, may include their shares to the extent determined by the underwriter.

(d)           Requested Underwritten Offerings.  If requested by the underwriters for any underwritten offering by Holders of Registrable Securities pursuant to a registration requested under Section 3(a), the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be satisfactory in substance and form to each such Holder and the underwriters and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of this type, including without limitation, indemnities to the effect and to the extent provided in Section 10 below.  The Holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties, by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holders of Registrable Securities.  Any such Holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, such Holder’s Registrable Securities and such Holder’s intended method of distribution and any other representation required by law.  In any underwritten offering requested by the Holders under Section 3(a), the Company shall  permit the Holders of Registrable Securities being included in the Registration Statement to select an underwriter or underwriters subject to the Company’s reasonable consent.

4.           Registration Procedures.  In the case of each registration, qualification, or compliance effected by the Company pursuant to Section 3 hereof, the Company will keep each Holder including securities therein reasonably advised in writing (which may include e-mail) as to the initiation of each registration, qualification, and compliance and as to the completion thereof.  With respect to any registration statement filed pursuant to Section 3, the Company will use its commercially reasonable best efforts to:

(a)           prepare and file with the Commission with respect to such Registrable Securities, a registration statement on Form S-1 or, if the Company is not eligible to file a registration statement on Form S-1, on any other form for which the Company then qualifies and which counsel for the Company shall deem appropriate, and which form shall be available for the sale of the Registrable Securities in accordance with the intended method(s) of distribution thereof, and use its best efforts to cause such registration statement to become effective as soon as possible and remain effective at least for the period ending with the sale of all Registrable Securities pursuant to the Registration Statement (the “Effectiveness Period”); provided, however, that if the Company files the registration statement on any form other than Form S-3, the Company shall promptly convert such registration statement to Form S-3 or file a replacement registration statement on Form S-3 as soon as the Company becomes eligible to file on Form S-3;

(b)           if a registration statement is subject to review by the Commission, promptly respond to all comments and diligently pursue resolution of any comments to the satisfaction of the Commission;

(c)           prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective during the Effectiveness Period (but in any event at least until expiration  of the 90-day period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, or any successor thereto, if applicable), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended method(s) of disposition by the sellers thereof set forth in such registration statement;

(d)           furnish, without charge, to each Holder of Registrable Securities covered by such registration statement (i) a reasonable number of copies of such registration statement (including any exhibits thereto other than exhibits incorporated by reference), each amendment and supplement thereto as such Holder may request, (ii) such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any other prospectus filed under Rule 424 under the Securities Act) as such Holders may request, in conformity with the requirements of the Securities Act, and (iii) such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder, but only during the Effectiveness Period;

(e)           use its commercially reasonable best efforts to register or qualify such Registrable Securities under such other applicable securities or blue sky laws of such jurisdictions as any Holder of Registrable Securities covered by such registration statement reasonably requests as may be necessary for the marketability of the Registrable Securities (such request to be made by the time the applicable registration statement is deemed effective by the Commission) and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder; provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (e), (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction;

(f)           as promptly as practicable after becoming aware of such event, notify each Holder of such Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event which comes to the Company's attention if as a result of such event the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and the Company shall promptly prepare and furnish to such Holder a supplement or amendment to such prospectus (or prepare and file appropriate reports under the Exchange Act) so that, as thereafter delivered to the Holders of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, unless suspension of the use of such prospectus otherwise is authorized herein or in the event of a Blackout Period, in which case no supplement or amendment need be furnished (or Exchange Act filing made) until the termination of such suspension or Blackout Period;

(g)           comply, and continue to comply during the Effectiveness Period, in all material respects with the Securities Act and the Exchange Act and with all applicable rules and regulations of the Commission with respect to the disposition of all securities covered by such registration statement, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the SEC Effective Date, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

(h)           as promptly as practicable after becoming aware of such event, notify each Holder of Registrable Securities being offered or sold pursuant to the Registration Statement of the issuance by the Commission of any stop order or other suspension of effectiveness of the Registration Statement at the earliest possible time;

(i)           permit the Holders of Registrable Securities being included in the Registration Statement and their legal counsel to review and have a reasonable opportunity to comment on the Registration Statement and all amendments and supplements thereto at least two Business Days prior to their filing with the Commission;

(j)           make available for inspection by any Holder and any Inspector retained by such Holder, at such Holder's sole expense, all records as shall be reasonably necessary to enable such Holder to exercise its due diligence responsibility, and cause the Company's officers, directors, and employees to supply all information which such Holder or any Inspector may reasonably request for purposes of such due diligence; provided, however, that such Holder shall hold in confidence and shall not make any disclosure of any record or other information which the Company determines in good faith to be confidential, and of which determination such Holder is so notified at the time such Holder receives such information, unless (i) the disclosure of such record is necessary to avoid or correct a misstatement or omission in the Registration Statement and a reasonable time prior to such disclosure the Holder shall have informed the Company of the need to so correct such misstatement or omission and the Company shall have failed to correct such misstatement of omission, (ii) the release of such record is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iii) the information in such record has been made generally available to the public other than by disclosure in violation of this or any other agreement.  The Company shall not be required to disclose any confidential information in such records to any Inspector until and unless such Inspector shall have entered into a confidentiality agreement with the Company with respect thereto, substantially in the form of this Section 4(j), which agreement shall permit such Inspector to disclose records to the Holder who has retained such Inspector.  Each Holder agrees that it shall, upon learning that disclosure of such records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the records deemed confidential.  The Company shall hold in confidence and shall not make any disclosure of information concerning a Holder provided to the Company pursuant to this Agreement unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) disclosure of such information to the Staff of the Division of Corporation Finance is necessary to respond to comments raised by the Staff in its review of the Registration Statement, (iii) disclosure of such information is necessary to avoid or correct a misstatement or omission in the Registration Statement, (iv) release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (v) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement.  The Company agrees that it shall, upon learning that disclosure of such information concerning a Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Holder and allow such Holder, at such Holder's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information;

(k)           cause all the Registrable Securities covered by the Registration Statement to be listed or quoted on the principal securities market on which securities of the same class or series issued by the Company are then listed or traded;

(l)           provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities at all times;

(m)           cooperate with the Holders of Registrable Securities being offered pursuant to the Registration Statement to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts as the Holders may reasonably request and registered in such names as the Holders may request;

(n)           file with the Commission an acceleration request with respect to the Registration Statement no later than two Trading Days after receiving oral or written notice from the Commission that it has no comments on the Registration Statement or no additional comments on the Registration Statement;

(o)           take all other reasonable actions necessary to expedite and facilitate disposition by the Holders of the Registrable Securities pursuant to the Registration Statement.

5.           Suspension of Offers and Sales.  Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(f) hereof or of the commencement of a Blackout Period, such Holder shall discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(f) hereof or notice of the end of the Blackout Period, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company's expense) all copies (including, without limitation, any and all drafts), other than permanent file copies, then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

6.           Registration Expenses.  The Company shall pay all expenses in connection with any registration, including, without limitation, all registration, filing, stock exchange and NASD fees, printing expenses, all fees and expenses of complying with securities and blue sky laws, the fees and disbursements of counsel for the Company and of its independent accountants, and the reasonable fees and disbursements of a Holder’s attorney in connection with this Agreement; provided that, in any underwritten registration, each party shall pay for its own underwriting discounts and commissions and transfer taxes. Except as provided above in this Section 6 and in Section 10, the Company shall not be responsible for the expenses of any attorney or other advisor employed by a Holder of Registrable Securities.

7.           Assignment of Rights. No Holder may assign its rights under this Agreement to any party without the prior written consent of the Company; provided, however, that a Holder may assign its rights under this Agreement without such restrictions to a Permitted Assignee as long as (a) such transfer or assignment is effected in accordance with applicable securities laws; (b) such transferee or assignee agrees in writing to become subject to the terms of this Agreement; and (c) the Company is given written notice by such Holder of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the Registrable Securities with respect to which such rights are being transferred or assigned.

8.           Information by Holder.  The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing in connection with such registration.

9.           Delay of Registration.  No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

10.           Indemnification.

(a)           In the event of the offer and sale of Registrable Securities held by Holders under the Securities Act, the Company shall, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, each Holder, its directors, officers, partners, each other person who participates as an underwriter in the offering or sale of such securities, and each other person, if any, who controls or is under common control with such Holder or any such underwriter within the meaning of Section 15 of the Securities Act, against any losses, claims, damages, or liabilities, joint or several, and expenses to which the Holder or any such director, officer, partner, or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities, or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such shares were registered under the Securities Act, any preliminary prospectus, final prospectus, or summary prospectus contained therein, or any amendment or supplement thereto, or any free writing prospectus or other disclosure or offering material, including documents incorporated by reference, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances in which they were made, not misleading, and the Company shall reimburse each Holder, and each such director, officer, partner, underwriter, and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating, defending, or settling any such loss, claim, damage, liability, action, or proceeding; provided that the foregoing shall not apply to, and the Company shall not be liable, in any such case (i) to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof), or expense arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment, or supplement in reliance upon and in conformity with written information regarding such Holder furnished to the Company through an instrument duly executed by or on behalf of such Holder specifically stating that it is for use in the preparation thereof, or (ii) provided that the plan of distribution mechanics described in the applicable prospectus are, in form and substance, reasonable and customary for transactions of this type, to the extent that the Holders failed to comply with the terms of such plan of distribution mechanics. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holders, or any such director, officer, partner, underwriter, or controlling person and shall survive the transfer of such shares by the Holder.

(b)           As a condition to including any Registrable Securities to be offered by a Holder in any registration statement filed pursuant to this Agreement, each such Holder agrees to be bound by the terms of this Section 10 and to indemnify and hold harmless, severally and not jointly with the other Holders, to the fullest extent permitted by law, the Company, its directors and officers, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, legal counsel and accountants for the Company, any underwriter, any other Holder selling securities in such registration statement, and any controlling person within the meaning of the Securities Act of any such underwriter or other Holder, against any losses, claims, damages, or liabilities, joint or several, to which the Company or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) (A) any an untrue statement or alleged untrue statement of a material fact contained in a registration statement, any preliminary prospectus, final prospectus, or summary prospectus contained therein, or any amendment or supplement thereto or (B) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of such Holder specifically stating that it is for use in the preparation thereof, or (ii) provided that the plan of distribution mechanics described in the applicable prospectus are, in form and substance, reasonable and customary for transactions of this type, to the extent that the Holders failed to comply with the terms of such plan of distribution mechanics. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holders, or any such director, officer, partner, underwriter, or controlling person and shall survive the transfer of such shares by the Holder, and such Holder shall reimburse the Company, and each such director, officer, legal counsel and accountants, underwriter, other Holder, and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating, defending, or settling and such loss, claim, damage, liability, action, or proceeding; provided, however, that such indemnity agreement found in this Section 10(b) shall in no event exceed the net proceeds from the offering received by such Holder.  Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer, or controlling person and shall survive the transfer by any Holder of such shares.

(c)           Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 10(a) or (b) hereof (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 10(a) or (b) hereof, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice.  In case any such action is brought against an indemnified party, unless in the reasonable judgment of counsel to such indemnified party a conflict of interest between such indemnified and indemnifying parties may exist or the indemnified party may have defenses not available to the indemnifying party in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, other than reasonable costs of investigation, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defenses thereof or the indemnifying party fails to defend such claim in a diligent manner.  Neither an indemnified nor an indemnifying party shall be liable for any settlement of any action or proceeding effected without its consent.  No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement, which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.  Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party shall have the right to retain, at its own expense, counsel with respect to the defense of a claim.

(d) In the event that an indemnifying party does not or is not permitted to assume the defense of an action pursuant to Section 10(c) or, in the case of the expense reimbursement obligation set forth in Section 10(a) and (b), the indemnification required by Section 10(a) and (b) hereof shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills received or expenses, losses, damages, or liabilities are incurred.

(e)           If the indemnification provided for in this Section 10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall (i) contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense as is appropriate to reflect the proportionate relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, not only the proportionate relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations.  No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

(f)           Other Indemnification.  Indemnification similar to that specified in the preceding subsections of this Section 10 (with appropriate modifications) shall be given by the Company and each Holder of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

11.           Lock-Up Agreement.  For a period of one hundred fifty (150) days following the Closing Date, no Holder will (A) directly or indirectly, sell, offer to sell, contract to sell or otherwise dispose of or transfer (“offer or sell”) any Registrable Securities or (B) establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” with respect to any Registrable Securities (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Registrable Security, whether or not such transaction is to be settled by delivery of Registrable Securities, other securities, cash or other consideration; provided, however, that the lock-up agreement set forth in this Section 11 shall not apply if any other person is permitted to offer or sell, or offers or sells any securities of the Company during the 150 day lock-up period described in this Section 11.

12.           Miscellaneous.

(a)           Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America, both substantive and remedial. Any judicial proceeding brought against either of the parties to this agreement or any dispute arising out of this Agreement or any matter related hereto shall be brought in the courts of the State of Texas, Harris County, or in the United States District Court for the Southern District of Texas and, by its execution and delivery of this agreement, each party to this Agreement accepts the jurisdiction of such courts. The foregoing consent to jurisdiction shall not be deemed to confer rights on any person other than the parties to this Agreement.

(b)           Successors and Assigns.  Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, Permitted Assigns, executors, and administrators of the parties hereto.  In the event the Company merges with, or is otherwise acquired by, a direct or indirect subsidiary of a publicly traded company, the Company shall condition the merger or acquisition on the assumption by such parent company of the Company's obligations under this Agreement.

(c)           Entire Agreement.  This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof.

(d)           Notices. All notices or other communications which are required or permitted under this Agreement shall be in writing and sufficient if delivered by hand, by facsimile transmission, by registered or certified mail, postage pre-paid, by electronic mail, or by courier or overnight carrier, to the persons at the addresses set forth below (or at such other address as may be provided hereunder), and shall be deemed to have been delivered as of the date so delivered:

If to the Company:                                                      ABC Funding , Inc.
4606 FM 1960 West
Suite 400
Houston, TX  77069
Phone:  281-351-8890
Fax:  281-315-8863

With a copy to:                                                      Mr. Matthew S. Cohen
Thompson & Knight
919 Third Avenue
39th Floor
New York, New York  10022
Telephone No.  212-751-3794
Fax.  214-999-1613

If to the VGH Holders:                                                                To each Holder at the address
set forth on Exhibit A with a copy to:

Mr. Christopher Ray

Natural Gas Partners

125 E. John Carpenter Fwy., Ste. 600

Irving, TX 75062

Telephone: (972) 432-1444

Fax: (972) 432-1441

and

Mr. W. John English
Baker & Hostetler LLP
1000 Louisiana, Suite 2000
Houston, Texas 77002
Telephone: 713-646-1384
Fax: 713-751-1717

If to the CIT Holders:                                                      To each Holder at the address
set forth on Exhibit A with a copy to:

CIT Capital USA Inc.
505 Fifth Avenue, 10th Floor
New York, NY 10017
Attn: Marguerite Fischer
Telecopy No.: 212 771 6023

And

Mr. Robert Rabalais
Vinson & Elkins L.L.P.
First City Tower
1001 Fannin Street, Suite 2500
Houston, Texas 77002
Telephone: 713-758-2222
Fax: 713-758-2346

or at such other address as any party shall have furnished to the other parties in writing.

(e)           Delays or Omissions.  No delay or omission to exercise any right, power, or remedy accruing to any Holder of any Registrable Securities, upon any breach or default of the Company under this Agreement, shall impair any such right, power, or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.  Any waiver, permit, consent, or approval of any kind or character on the part of any Holder of any breach or default under this Agreement, or any waiver on the part of any Holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.  All remedies, either under this Agreement, or by law or otherwise afforded to any Holder, shall be cumulative and not alternative or exclusive.

(f)           Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(g)           Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

(h)           Severability. In the case any provision of this Agreement shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(i)           Amendments. The provisions of this Agreement may be amended at any time and from time to time, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Company and by the holders of a majority of the number of shares of Registrable Securities outstanding as of the date of such amendment or waiver. The Holders acknowledge that by the operation of this Section 12(i), the holders of a majority of the outstanding Registrable Securities may have the right and power to diminish or eliminate all rights of the Holders under this Agreement.

This Registration Rights Agreement is hereby executed as of the date first above written.

COMPANY:

ABC FUNDING, INC.

By: /s/  Robert P. Munn

Robert P. Munn

Chief Executive Officer

HOLDERS:

VOYAGER GAS HOLDINGS, L.P.

By:  VGH GP, L.L.C., its General Partner

By:

Name:

Title:

CIT CAPITAL USA, INC.

By:  /s/  Brian Kerrigan
Brian Kerrigan
Vice President

Exhibit A

Holder Information

Voyager Gas Holdings, L.P.
Attention: Christopher Ray
125 E. John Carpenter Fwy., Ste. 600
Irving, TX  75062
Telephone: (972) 432-1444
fax: (972) 432-1441

CIT Capital USA Inc.
Attn: Brian Kerrigan
700 Louisiana Street, Suite 5200
Houston, Texas 77002
Telephone: 713-237-1139
Fax: 713-237-8156